UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6629

Western Asset Managed Municipals Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2010

Annual Report

Western Asset Managed Municipals Fund Inc.
(MMU)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Managed Municipals Fund Inc.

Fund objective

The Fund seeks to maximize current income exempt from federal income tax* as is consistent with preservation of principal.

* Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	16

Statement of operations	17

Statements of changes in net assets	18

Financial highlights	19

Notes to financial statements	20

Report of independent registered public accounting firm	25

Additional information	26

Annual chief executive officer and chief financial officer certifications	31

Dividend reinvestment plan	32

Important tax information	34

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Managed Municipals Fund Inc. for the twelve-month reporting period ended May 31, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 25, 2010

Western Asset Managed Municipals Fund Inc.	III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the twelve-month reporting period ended May 31, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as GDP growth was 2.7%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.0% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded ten consecutive months. May 2010’s PMI reading of 59.7 indicated that the manufacturing sector’s growth was broad-based, as sixteen of the eighteen industries tracked by the Institute for Supply Management grew during the month.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 431,000 jobs in May, the largest monthly gain in more than ten years. However, the vast majority of jobs created during the month — 411,000 — were temporary government positions tied to the 2010 Census. Nevertheless, during the first five months of the calendar year, an average of nearly 200,000 new positions was created per month. In addition, the unemployment rate fell to 9.7% in May compared to 9.9% in April.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, sales increased 7.0% and 8.0% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% in May. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.8% in April. This marked the first increase following six consecutive monthly declines.

Financial market overview

The twelve-month period ended May 31, 2010 was largely characterized by a return to more normal conditions and generally robust investor risk appetite. However, the market experienced a sharp sell-off in May 2010, triggered, in large part, by the sovereign debt crisis in Greece and uncertainties regarding new financial reforms in the U.S.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. At its meeting in June 2010 (after the end of the reporting period), the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount

IV	Western Asset Managed Municipals Fund Inc.

Investment commentary (cont’d)

rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

While somewhat overshadowed by a “flight to quality” in May 2010, investor demand for riskier and higher-yielding fixed-income securities was strong for the majority of the reporting period. Overall, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation, rebounding corporate profits and a rapidly rising stock market. However, in May, the sovereign debt crisis in Greece then triggered increased volatility in the global financial markets, causing the spread sectors (non-Treasuries) to give back some of their earlier gains.

Both short- and long-term Treasury yields fluctuated during the reporting period as investors analyzed incoming economic data and theorized about the Fed’s future actions. When the period began, Treasury yields were relatively low, with two- and ten-year Treasury yields at 0.92% and 3.47%, respectively. Two- and ten-year Treasury yields then gyrated, rising as high as 1.42% and 4.01%, and falling as low as 0.67% and 3.18%, respectively. Short- and long-term yields declined toward the end of the reporting period given concerns regarding the escalating debt crisis in Greece. As of May 31, 2010, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively.

The municipal bond market outperformed its taxable bond counterpart over the twelve months ended May 31, 2010. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 8.52% and 8.42%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2010

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv                The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v                   The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi                The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii             The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income exempt from federal income tax as is consistent with the preservation of principal. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions.

Under normal market conditions, the Fund invests primarily in investment grade municipal bonds, but it can also invest up to 20% of its total assets in municipal bonds rated below investment grade by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent quality. The Fund may also use a variety of derivative instruments for investment purposes, as well as for hedging or risk-management purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, David T. Fare and Joseph P. Deane are the co-leaders of the portfolio management team of this Fund. They are responsible for the day-to-day strategic oversight of the Fund’s investments and/or supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended May 31, 2010, the fixed-income market largely recovered from the financial crisis in 2008 and returned to more normal conditions. This was the result of a variety of factors, including the aggressive actions taken by the Federal Reserve Board (“Fed”)i, improving economic conditions and generally robust investor risk appetite.

In the spring of 2009, conditions in the credit markets improved, there were signs that the economy was stabilizing and corporate profits were often better than expected. Collectively, this caused investor risk aversion to abate, leading to a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. The spread sectors then continued to rally during most of the remainder of the reporting period, with a notable exception being in May 2010. Nevertheless, in sharp contrast to calendar year 2008 when Treasuries were the performance leaders, the spread sectors outperformed Treasuries during the fiscal year.

The yields on two- and ten-year Treasuries began the fiscal year at 0.92% and 3.47%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. During the period, two-year Treasury yields moved as low as 0.67% and as high as 1.42%, and ended the period at 0.76%. In contrast, ten-year Treasuries fell as low as 3.18% and rose as high as 4.01%, and ended the fiscal year at 3.31%.

Both short- and long-term yields fell during the twelve-month period due, in part, to a “flight to quality” that occurred in May 2010. This was triggered by concerns regarding the debt crisis in Greece and fears that it could spread to other European countries. In addition, investor sentiment was negatively impacted by uncertainties surrounding potential financial reform legislation in the U.S. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher during the month.

Municipal bonds posted solid returns during the fiscal year. Although the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during much of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds also increased, as investors were drawn to their attractive yields. All told, the Barclays Capital Municipal Bond Indexii returned 8.52% for the twelve months ended May 31, 2010. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiii, returned 8.42%.

Q. How did we respond to these changing market conditions?

A. A general theme for the Fund throughout the fiscal year was its minimal exposures to State General Obligation bonds (“GOs”) and Local GOs. These securities are typically economically

2	Western Asset Managed Municipals Fund Inc. 2010 Annual Report

Fund overview (cont’d)

sensitive, in that the issuing municipality repays bondholders from tax revenues. We avoided GOs given declining tax revenues, ongoing budget challenges and the likelihood of further agency rating downgrades.

In contrast, we continued to emphasize essential service revenue bonds and, within this area, we made several tactical adjustments during the reporting period. We increased the Fund’s exposure to Transportation and Health Care bonds, as we continued to find them to be attractively valued. In contrast, we allowed the Fund’s exposure to the Pre-refundediv sector to fall in order to pursue more attractive opportunities.

The Fund employed U.S. Treasury futures during the reporting period to manage durationv. Overall, this strategy detracted from the Fund’s performance.

Performance review

For the twelve months ended May 31, 2010, Western Asset Managed Municipals Fund Inc. returned 15.44% based on its net asset value (“NAV”)vi and 23.29% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 8.52% for the same period. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averagevii returned 18.69% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this twelve-month period, the Fund made distributions to shareholders totaling $0.72 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2010

Price Per Share	12-Month Total Return*
$12.84 (NAV)	15.44%
$12.90 (Market Price)	23.29%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our longer duration than that of the benchmark. This duration strategy positively impacted performance as municipal yields declined over the period. The Fund’s yield curveviii positioning was also beneficial. In particular, the Fund was rewarded for its underweight to the two- to five-year portion of the curve and its overweight to securities with 20+ year maturities. This positioning was beneficial because longer-term municipal securities’ price appreciation was greater than that of their shorter-term counterparts.

Our overweight to the Industrial Revenue sector also significantly enhanced results. Within the sector, the Fund’s gas prepayix securities significantly contributed to performance. These securities, which are backed by certain broker/dealers, had performed poorly during much of 2008 given the turmoil in the financial markets. However, as a number of broker/dealers changed their status to bank holding companies and government initiatives such as the Troubled Asset Relief Program (“TARP”) added confidence in the financial system, gas prepay securities rebounded sharply.

Elsewhere, an overweight to the strong-performing Health Care sector and an underweight to the underperforming State and Local GO sectors contributed to relative performance.

Finally, the Fund’s use of leverage contributed to results as the leverage amplified the positive performance in the municipal market during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s higher overall credit quality than that of the benchmark. This was, in part, due to the Fund’s lack of exposure to securities in the low-quality Tobacco and Airline sectors. Had the Fund increased its exposure to lower-quality/higher-risk securities, it would have boosted its relative outperformance even further. However, given the ongoing economic and fiscal challenges in the U.S., we did not believe that assuming more risk for the portfolio was appropriate.

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	3

Looking for additional information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed Municipals Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 15, 2010

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments declines. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated investment grade securities. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk, management risk, and may disproportionately increase losses and could have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and market price of common shares and may increase a shareholder’s risk of loss.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii                  The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii               The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv                A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

v                   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi                Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii             Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 62 funds in the Fund’s Lipper category.

viii          The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix                 Gas prepay bonds are issued to enable a municipal utility to contract for a stated amount of natural gas supply over an extended period of time. The utility contracts with a natural gas supplier to purchase gas at a discount to the spot price of gas at the time of delivery. The bonds are issued to fund future purchases of the gas supplier. Bonds are repaid by the utility from gas sales to its customers, though the ratings are primarily driven by the credit strength of the financial firm that guarantees the performance of the gas supplier.

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Western Asset Managed Municipals Fund Inc. 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†                  The bar graph above represents the composition of the Fund’s investments as of May 31, 2010 and May 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Managed Municipals Fund Inc. 2010 Annual Report

Schedule of investments

May 31, 2010

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 99.8%
Arizona — 3.6%
Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/19	$ 3,705,000	$ 3,970,130
Phoenix, AZ, Civic Improvement Corp. Airport Revenue, Senior Lien, FGIC	5.250%	7/1/22	3,000,000	3,046,410	(a)
Phoenix, AZ, GO	5.000%	7/1/27	1,000,000	1,046,980	(b)
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	10,000,000	9,069,700
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	10,040,000	8,912,508
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	2,000,000	1,937,900
Total Arizona				27,983,628
California — 16.1%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	5.125%	4/1/39	21,700,000	22,533,497
California EFA Revenue	5.625%	7/1/23	1,170,000	977,945
California Health Facilities Financing Authority Revenue, Cedars-Sinai Medical Center	5.000%	8/15/39	4,500,000	4,274,640
California Housing Finance Agency Revenue:
Home Mortgage	4.700%	8/1/24	3,100,000	2,811,111	(a)
Home Mortgage	4.800%	8/1/37	10,000,000	8,017,300	(a)
California State Department of Veterans Affairs, Home Purchase Revenue, AMBAC	5.350%	12/1/27	5,000,000	5,064,700
California Statewide CDA Revenue:
Methodist Hospital Project, FHA	6.625%	8/1/29	5,885,000	6,748,271
St. Joseph Health System, FGIC	5.750%	7/1/47	3,000,000	3,044,340
Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC	5.000%	10/1/29	7,375,000	6,758,229
Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue	6.750%	6/1/39	6,000,000	6,970,800	(b)
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	7,250,000	7,721,032
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/40	7,500,000	7,647,075
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	12,000,000	13,269,000
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	6,500,000	7,109,245
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL	5.125%	9/1/30	3,340,000	3,133,621
Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, NATL	5.375%	2/1/19	1,145,000	1,148,286
San Bernardino County, CA, COP, Arrowhead Project	5.125%	8/1/24	5,185,000	5,231,821
San Mateo County Community College District, COP, NATL	5.000%	10/1/25	3,000,000	3,471,090	(b)
Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, NATL	5.000%	6/1/23	2,500,000	2,467,100
Walnut, CA, Energy Center Authority Revenue	5.000%	1/1/40	7,745,000	7,832,828	(c)
Total California				126,231,931
Colorado — 8.8%
Colorado Health Facilities Authority Revenue, Sisters Leavenworth	5.000%	1/1/35	6,000,000	6,054,300
Denver, CO, City & County Airport Revenue	6.125%	11/15/25	10,945,000	13,652,902	(a)(d)
Denver, CO, City & County Airport Revenue, Unrefunded Balance	6.125%	11/15/25	13,630,000	13,666,392	(a)

See Notes to Financial Statements

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	7

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
El Paso County, CO, COP, Detention Facility Project, AMBAC	5.000%	12/1/23	$ 1,700,000	$ 1,747,294
Garfield County, CO, GO:
School District No. 2, AGM, State Aid Withholding	5.000%	12/1/23	2,300,000	2,408,077
School District No. 2, AGM, State Aid Withholding	5.000%	12/1/25	1,000,000	1,042,820
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	20,000,000	21,938,400
University of Colorado, COP, Master Lease Purchase Agreement, AMBAC	5.000%	6/1/28	7,320,000	8,151,772	(b)
Total Colorado				68,661,957
Connecticut — 0.1%
Connecticut State HEFA Revenue, Child Care Facilities Project, AMBAC	5.625%	7/1/29	970,000	978,167
Delaware — 1.3%
Delaware State EDA Revenue, PCR, Refunding, Delmarva Project, AMBAC	5.200%	2/1/19	10,000,000	10,126,200
District of Columbia — 2.0%
District of Columbia, Hospital Revenue, Children’s Hospital Obligation, AGM	5.450%	7/15/35	14,800,000	15,271,084
Florida — 8.3%
Florida State Board of Education Capital Outlay, GO, Public Education, Refunding, AGM	5.000%	6/1/24	5,000,000	5,189,900
Florida State Department of Transportation, GO, Right of Way Project, FGIC	5.000%	7/1/25	1,465,000	1,544,330
Jacksonville, FL, Electric Authority, Electric System Revenue	5.000%	10/1/28	3,305,000	3,347,172
Jacksonville, FL, Health Facilities Authority Revenue, Brooks Health System	5.250%	11/1/38	5,620,000	5,497,934
Martin County, FL, IDA Revenue, Indiantown Cogeneration Project	7.875%	12/15/25	6,500,000	6,526,520	(a)
Miami Beach, FL, Stormwater Revenue, FGIC	5.375%	9/1/30	1,290,000	1,298,449
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	10,000,000	10,218,700
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.375%	10/1/35	10,705,000	10,929,698
Orange County, FL, Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare	5.000%	11/1/35	4,545,000	4,461,417
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	8,000,000	8,688,560
Orlando, FL, State Sales Tax Payments Revenue	5.000%	8/1/32	5,000,000	5,179,850
South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC	5.000%	7/1/20	2,500,000	2,500,025
Total Florida				65,382,555
Georgia — 3.8%
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	13,000,000	13,885,300
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	6,220,000	6,912,286
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/22	4,000,000	3,954,120
Private Colleges & Universities Authority Revenue:
Mercer University Project	5.750%	10/1/21	2,180,000	2,374,870	(b)
Mercer University Project, Refunding	5.250%	10/1/25	2,000,000	2,003,400
Mercer University Project, Refunding	5.375%	10/1/29	1,000,000	979,330
Total Georgia				30,109,306

See Notes to Financial Statements

8	Western Asset Managed Municipals Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Hawaii — 0.9%
Hawaii State Airports System Revenue	5.000%	7/1/39	$ 7,000,000	$ 7,016,240
Illinois — 2.9%
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.250%	11/1/28	2,445,000	2,727,251
Alexian, AGM	5.500%	1/1/28	12,530,000	13,368,507
Memorial Health System	5.500%	4/1/39	7,000,000	7,009,100
Total Illinois				23,104,858
Indiana — 1.4%
Indianapolis, IN, Thermal Energy System	5.000%	10/1/25	5,000,000	5,350,900	(e)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	5,000,000	5,405,150
Total Indiana				10,756,050
Kentucky — 2.0%
Louisville & Jefferson County, KY, Metro Government Health Facilities Revenue, Jewish Hospital St. Mary’s Healthcare	6.125%	2/1/37	5,000,000	5,253,350
Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	11,000,000	10,783,850
Total Kentucky				16,037,200
Maine — 0.2%
Maine State Housing Authority Mortgage Revenue	5.300%	11/15/23	1,770,000	1,790,851
Maryland — 1.0%
Baltimore, MD, Project Revenue:
Refunding, Wastewater Projects, FGIC	5.125%	7/1/32	2,500,000	2,562,475
Refunding, Wastewater Projects, FGIC	5.200%	7/1/32	2,000,000	2,052,960
Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue	5.000%	11/15/26	3,075,000	3,473,182	(b)
Total Maryland				8,088,617
Massachusetts — 3.9%
Massachusetts Bay Transportation Authority, Sales Tax Revenue	5.500%	7/1/30	2,430,000	2,439,914	(b)
Massachusetts DFA Revenue, Merrimack College Issue, NATL	5.200%	7/1/32	1,125,000	1,018,159
Massachusetts State DFA Revenue:
Boston University	5.000%	10/1/29	3,000,000	3,145,680
Boston University, AMBAC	5.000%	10/1/39	3,500,000	3,520,895
Massachusetts State HEFA Revenue:
Berklee College of Music	5.000%	10/1/32	1,500,000	1,531,260
Suffolk University	5.750%	7/1/39	9,000,000	9,152,190
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	5,000,000	5,489,300
Massachusetts State Special Obligation Dedicated Tax Revenue, NATL/FGIC	5.500%	1/1/34	4,000,000	4,404,520
Total Massachusetts				30,701,918
Michigan — 1.1%
Michigan State COP, AMBAC	5.500%	6/1/19	2,345,000	2,345,000	(b)
Michigan State Hospital Finance Authority Revenue, Refunding, Trinity Health Credit	5.375%	12/1/23	1,500,000	1,528,155
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	4,779,400
Total Michigan				8,652,555

See Notes to Financial Statements

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	9

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Minnesota — 0.2%
Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, LIQ-FNMA	5.625%	2/1/26	$ 1,500,000	$ 1,506,690
Missouri — 1.8%
Greene County, MO, Reorganized School District No. 8, GO, Missouri State Aid Direct Deposit Program, AGM	5.100%	3/1/22	1,500,000	1,601,475
Kansas City, MO, Water Revenue	5.250%	12/1/32	1,000,000	1,081,790
Missouri State HEFA Revenue, Children’s Mercy Hospital	5.625%	5/15/39	6,000,000	6,176,100
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	5,000,000	5,235,250
Total Missouri				14,094,615
Montana — 1.0%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	9,330,000	7,946,641	(a)
Nebraska — 0.4%
Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC	5.000%	1/1/25	3,000,000	3,127,830
Nevada — 1.7%
Reno, NV, Hospital Revenue, Washoe Medical Centre, AGM	5.500%	6/1/33	12,750,000	12,955,913
New Jersey — 6.7%
New Jersey Health Care Facilities Financing Authority Revenue, Robert Wood Johnson University Hospital	5.700%	7/1/20	8,000,000	8,008,560
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	12,320,000	13,073,861
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	10,000,000	10,720,300	(a)(f)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.375%	10/1/28	6,860,000	7,476,028
New Jersey State Transportation Trust Fund Authority, Transportation Systems	0.000%	12/15/28	31,000,000	11,568,270
South Jersey Port Corp., New Jersey Revenue, Refunding	5.000%	1/1/26	1,350,000	1,389,379
Total New Jersey				52,236,398
New Mexico — 0.7%
New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian Healthcare Services	6.125%	8/1/28	5,000,000	5,545,900
New York — 8.6%
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	13,000,000	13,035,230
Goldman Sachs Headquarters	5.500%	10/1/37	8,985,000	9,402,174
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	24,570,000	27,906,606
New York City, NY, Housing Development Corp. Revenue, Capital Fund Package, New York City Housing Authority, FGIC	5.000%	7/1/25	5,100,000	5,268,198
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue	5.250%	6/15/25	6,000,000	6,220,680
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/32	4,000,000	4,196,720
New York State Dormitory Authority Revenue, Willow Towers Inc. Project, GNMA-Collateralized	5.250%	2/1/22	1,000,000	1,043,010
Total New York				67,072,618

See Notes to Financial Statements

10	Western Asset Managed Municipals Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — 0.5%
Harnett County, NC, GO, Refunded Custody Receipts, AMBAC	5.250%	6/1/24	$ 1,615,000	$ 1,729,455
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue:
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/23	1,000,000	954,000
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/33	1,250,000	1,096,575
Total North Carolina				3,780,030
North Dakota — 1.8%
North Dakota State Housing Finance Agency Revenue, Housing Finance Program, Home Mortgage Finance	5.625%	1/1/39	13,125,000	13,805,531
Ohio — 3.8%
Garfield Heights, OH, City School District, School Improvement, AGM	5.000%	12/15/22	1,000,000	1,054,200
Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Children’s Hospital, FGIC	5.250%	5/15/23	2,000,000	2,031,980
Hamilton County, OH, Sales Tax Revenue, AMBAC	5.250%	12/1/32	5,075,000	5,099,563
Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners	5.375%	10/1/30	7,500,000	7,568,700
Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC	5.375%	11/15/29	5,990,000	6,020,849
Ohio State Revenue, Revitalization Project, AMBAC	5.000%	4/1/21	1,805,000	1,931,801
Steubenville, OH, Hospital Revenue	6.375%	10/1/20	1,500,000	1,529,670	(b)
Summit County, OH, GO:
FGIC	5.000%	12/1/21	1,000,000	1,053,050
FGIC	5.000%	12/1/22	500,000	526,280
Trumbull County, OH, GO, NATL	5.200%	12/1/20	1,500,000	1,568,220
Warrensville Heights, OH, GO, City School District, School Improvements, FGIC	5.625%	12/1/20	1,500,000	1,550,730	(b)
Total Ohio				29,935,043
Oregon — 0.8%
Clackamas County, OR, Hospital Facility Authority Revenue, Legacy Health System	5.750%	5/1/16	3,210,000	3,308,707
Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program	5.050%	7/1/26	1,680,000	1,695,725	(a)
Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives	5.000%	5/1/32	1,000,000	1,013,770
Total Oregon				6,018,202
Pennsylvania — 1.4%
Pennsylvania State, Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	10,755,000	10,879,758
Puerto Rico — 3.4%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	6,000,000	6,445,680
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	15,000,000	15,708,600
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	4,000,000	4,358,320
Total Puerto Rico				26,512,600

See Notes to Financial Statements

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	11

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Rhode Island — 0.7%
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	$ 5,000,000	$ 5,641,200
South Carolina — 0.7%
Berkeley County, SC, Water & Sewer Revenue, AGM	5.000%	6/1/23	2,025,000	2,144,981
South Carolina Transportation Infrastructure Bank Revenue, Refunding, AMBAC	5.000%	10/1/23	3,000,000	3,188,370
Total South Carolina				5,333,351
Tennessee — 1.6%
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	880,000	880,405
Memphis-Shelby County, TN, Sports Authority Income Revenue, Memphis Arena Project, AMBAC	5.125%	11/1/21	5,420,000	5,984,113	(b)
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/26	6,000,000	5,764,980
Total Tennessee				12,629,498
Texas — 3.9%
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	5,000,000	3,700,000	(a)
Dallas-Fort Worth, TX, International Airport Revenue, NATL	6.000%	11/1/23	5,000,000	5,012,950	(a)
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	1,000,000	1,218,400	(d)
North Texas Tollway Authority Revenue	5.750%	1/1/33	5,000,000	5,246,750
North Texas Tollway Authority Revenue	5.750%	1/1/40	15,000,000	15,692,100
Total Texas				30,870,200
Virginia — 0.4%
Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02	5.875%	6/1/17	3,000,000	3,112,890
Wisconsin — 1.4%
Wisconsin State General Revenue, Appropriation Revenue	6.000%	5/1/36	7,500,000	8,265,975
Wisconsin State HEFA Revenue:
Kenosha Hospital & Medical Center Project	5.700%	5/15/20	1,100,000	1,100,968
Medical College of Wisconsin Inc. Project, NATL	5.400%	12/1/16	1,250,000	1,253,600
Total Wisconsin				10,620,543
Wyoming — 0.9%
Wyoming CDA, Housing Revenue	5.600%	6/1/35	7,190,000	7,319,708	(a)
Total Investments before Short-Term Investments (Cost — $733,454,936)				781,838,276
Short-Term Investments — 0.2%
Missouri — 0.1%
Missouri State HEFA, Educational Facilities Revenue, St. Louis University, LOC-Bank of America N.A.	0.270%	6/1/10	700,000	700,000	(g)
New York — 0.0%
New York City, NY, TFA, SPA-Wachovia Bank N.A.	0.240%	6/1/10	300,000	300,000	(g)
Puerto Rico — 0.1%
Commonwealth of Puerto Rico, GO, Public Improvements, SPA-Dexia Credit Local	0.230%	6/1/10	700,000	700,000	(g)
Total Short-Term Investments (Cost — $1,700,000)				1,700,000
Total Investments — 100.0% (Cost — $735,154,936#)				$783,538,276

See Notes to Financial Statements

12	Western Asset Managed Municipals Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Managed Municipals Fund Inc.

(a)          Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)         Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)          Security is purchased on a when-issued basis.

(d)         Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)          Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2010.

(f)            All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)         Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#                 Aggregate cost for federal income tax purposes is $734,556,599.

Abbreviations used in this schedule:

AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Community Development Authority
COP	— Certificate of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

See Notes to Financial Statements

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	13

Western Asset Managed Municipals Fund Inc.

Summary of Investments by Industry*

Health care	20.8%
Transportation	14.4
Power	11.6
Industrial revenue	8.6
Pre-refunded/escrowed to maturity	8.5
Housing	7.7
Special tax obligation	7.4
Education	7.2
Leasing	4.8
Water & sewer	3.7
Local general obligation	1.8
Other	1.6
Solid waste/resource recovery	1.0
State general obligation	0.7
Short-term investments	0.2
100.0%

*                 As a percentage of total investments. Please note that Fund holdings are as of May 31, 2010 and are subject to change.

Ratings table†

S&P/Moody’s/Fitch‡
AAA/Aaa	12.7%
AA/Aa	33.4
A	45.7
BBB/Baa	3.3
BB/Ba	0.8
CCC/Caa	0.5
A-1/VMIG1	0.2
NR	3.4
100.0%

†                  As a percentage of total investments.

‡                  In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 14 and 15 for definitions of ratings.

See Notes to Financial Statements

14	Western Asset Managed Municipals Fund Inc. 2010 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	15

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

16	Western Asset Managed Municipals Fund Inc. 2010 Annual Report

Statement of assets and liabilities

May 31, 2010

Assets:
Investments, at value (Cost — $735,154,936)	$783,538,276
Cash	86,054
Interest receivable	11,708,000
Receivable for securities sold	2,571,500
Prepaid expenses	25,283
Total Assets	797,929,113

Liabilities:
Payable for securities purchased	7,850,564
Investment management fee payable	368,962
Payable to broker — variation margin on open futures contracts	352,609
Directors’ fees payable	20,792
Distributions payable to Auction Rate Cumulative Preferred Stockholders	20,236
Accrued expenses	133,989
Total Liabilities	8,747,152
Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock (2,000 shares for each series authorized and issued at $25,000 for each share) (Note 5)	250,000,000
Total Net Assets	$539,181,961

Net Assets:
Par value ($0.001 par value; 42,004,039 common shares issued and outstanding; 500,000,000 common shares authorized)	$ 42,004
Paid-in capital in excess of par value	510,894,130
Undistributed net investment income	12,448,790
Accumulated net realized loss on investments and futures contracts	(33,856,175)
Net unrealized appreciation on investments and futures contracts	49,653,212
Total Net Assets	$539,181,961

Shares Outstanding	42,004,039

Net Asset Value	$12.84

See Notes to Financial Statements

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	17

Statement of operations

For the Year Ended May 31, 2010

Investment Income:
Interest	$42,165,076

Expenses:
Investment management fee (Note 2)	4,261,938
Auction participation fees (Note 5)	206,537
Directors’ fees	181,544
Legal fees	154,627
Transfer agent fees	64,992
Audit and tax	61,800
Shareholder reports	42,013
Auction agent fees	40,000
Stock exchange listing fees	33,134
Rating agency fees	18,000
Insurance	17,486
Custody fees	9,920
Miscellaneous expenses	11,830
Total Expenses	5,103,821
Net Investment Income	37,061,255

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	9,689,576
Futures contracts	(8,342,044)
Net Realized Gain	1,347,532
Change in Net Unrealized Appreciation/Depreciation From:
Investments	35,072,813
Futures contracts	1,269,872
Change in Net Unrealized Appreciation/Depreciation	36,342,685
Net Gain on Investments and Futures Contracts	37,690,217
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(1,076,296)
Increase in Net Assets From Operations	$ 73,675,176

See Notes to Financial Statements

18	Western Asset Managed Municipals Fund Inc. 2010 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2010	2009

Operations:
Net investment income	$ 37,061,255	$ 35,011,186
Net realized gain (loss)	1,347,532	(122,536)
Change in net unrealized appreciation/depreciation	36,342,685	(17,154,366)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(1,076,296)	(5,640,128)
Increase in Net Assets From Operations	73,675,176	12,094,156

Distributions to Common Stock Shareholders From (Note 1):
Net investment income	(30,188,939)	(23,263,108)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(30,188,939)	(23,263,108)

Fund Share Transactions:
Reinvestment of distributions (88,528 and 0 shares issued, respectively)	1,113,238	—
Increase in Net Assets From Fund Share Transactions	1,113,238	—
Increase (Decrease) in Net Assets	44,599,475	(11,168,952)

Net Assets:
Beginning of year	494,582,486	505,751,438
End of year*	$539,181,961	$494,582,486
* Includes undistributed net investment income of:	$12,448,790	$6,662,766

See Notes to Financial Statements

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$11.80	$12.07	$12.04	$11.96	$11.73

Income (loss) from operations:
Net investment income	0.88	0.83	0.78	0.77	0.75
Net realized and unrealized gain (loss)	0.91	(0.41)	0.01	0.08	0.20
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.03)	(0.13)	(0.22)	(0.22)	(0.17)
Total income from operations	1.76	0.29	0.57	0.63	0.78

Distributions paid to common stock shareholders from:
Net investment income	(0.72)	(0.56)	(0.54)	(0.55)	(0.55)

Net asset value, end of year	$12.84	$11.80	$12.07	$12.04	$11.96

Market price, end of year	$12.90	$11.10	$11.13	$11.18	$10.79
Total return, based on NAV [1,2]	15.44%	3.19%	5.30%	5.71%	7.29%
Total return, based on Market Price [2]	23.29%	5.27%	4.57%	8.81%	5.91%

Net assets, end of year (000s)	$539,182	$494,582	$505,751	$504,471	$501,256

Ratios to average net assets based on common shares outstanding[3]:
Gross expenses	0.97%	1.16%	1.09%	1.08% [4]	1.14%
Net expenses	0.97	1.16	1.09	1.07 [4,5]	1.14 [5]
Net investment income	7.06	7.59	6.47	6.38	6.36

Portfolio turnover rate	28%	49%	40%	23%	11%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$250,000	$250,000	$250,000	$250,000	$250,000
Asset Coverage Per Share	78,918	74,458	75,575	75,447	75,126
Involuntary Liquidating Preference Per Share[6]	25,000	25,000	25,000	25,000	25,000

1         Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

2         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

3         Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

4         Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.05%.

5         Reflects fee waivers and/or expense reimbursements.

6         Excludes accumulated and unpaid distributions.

See Notes to Financial Statements

20	Western Asset Managed Municipals Fund Inc. 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$781,838,276	—	$781,838,276
Short-term investments†	—	1,700,000	—	1,700,000
Total investments	—	$783,538,276	—	$783,538,276
Futures contracts	$1,269,872	—	—	1,269,872
Total	$1,269,872	$783,538,276	—	$784,808,148

†  See Schedule of Investments for additional detailed categorizations.

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	21

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends out of the funds legally available to shareholders.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

22	Western Asset Managed Municipals Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(9,996)	$9,996

(a) Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets, plus the aggregate liquidation value of the Fund’s preferred stock.

LMPFA delegates to the Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$228,643,658
Sales	213,242,069

At May 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 52,892,434
Gross unrealized depreciation	(3,910,757)
Net unrealized appreciation	$48,981,677

At May 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 10-Year Notes	311	6/10	$ 36,433,505	$ 37,528,953	$(1,095,448)
U.S. Treasury 30-Year Bonds	1,101	9/10	137,409,852	135,044,532	2,365,320
Net unrealized gain on open futures contracts					$ 1,269,872

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2010.

ASSET DERIVATIVES1

Interest Rate Contracts Risk
Futures contracts[2]	$2,365,320

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	23

LIABILITY DERIVATIVES1

Interest Rate Contracts Risk
Futures contracts[2]	$1,095,448

1       Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2       Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Futures contracts	$(8,342,044)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Futures contracts	$1,269,872

During the year ended May 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$32,460,792

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Auction rate cumulative preferred stock

As of May 31, 2010, the Fund had 2,000 outstanding shares of each of ARCPS Series M, Series T, Series W, Series Th and Series F. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies.

The dividend rates ranged from 0.244% to 0.579% during the year ended May 31, 2010. At May 31, 2010, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend rates	0.457%	0.442%	0.427%	0.427%	0.457%

24	Western Asset Managed Municipals Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption if the Fund is in default of certain coverage requirements, at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”), currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the year ended May 31, 2010, the Fund incurred auction participation fees of $206,537 for CGM’s services as the participating broker/dealer.

6. Distributions subsequent to May 31, 2010

On May 17, 2010, the Board of Directors declared three dividends, each in the amount of $0.065 per share, payable on June 25, 2010, July 30, 2010 and August 27, 2010 to shareholders of record on June 18, 2010, July 23, 2010 and August 20, 2010, respectively.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2010	2009
Distributions Paid From:
Tax-exempt income	$30,084,148	$23,228,374
Auction rate cumulative preferred stockholders	1,072,916	5,626,558
Total Tax-Exempt Distributions	$31,157,064	$28,854,932
Taxable Income:
Common stock shareholders	104,791	34,734
Auction rate cumulative preferred stockholders	3,380	13,570
Total taxable distributions	$ 108,171	$ 48,304
Total distributions paid	$31,265,235	$28,903,236

As of May 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 12,421,543
Undistributed ordinary income — net	116,554
Total undistributed earnings	$ 12,538,097
Capital loss carryforward*	(30,851,363)
Other book/tax temporary differences(a)	(3,692,456)
Unrealized appreciation/(depreciation)(b)	50,251,549

Total accumulated earnings/(losses) — net	$ 28,245,827

*  As of May 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2011	$ (1,770,048)
5/31/2013	(25,731,958)
5/31/2018	(3,349,357)
$(30,851,363)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the difference between book and tax accretion methods for market discount on fixed income securities.

Western Asset Managed Municipals Fund Inc. 2010 Annual Report	25

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Managed Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Managed Municipals Fund Inc. as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed Municipals Fund Inc. as of May 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 22, 2010

26	Western Asset Managed Municipals Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed Municipals Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Western Asset Managed Municipals Fund Inc.	27

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

28	Western Asset Managed Municipals Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	133
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Managed Municipals Fund Inc.	29

Additional Officers cont’d

John Chiota
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

30	Western Asset Managed Municipals Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†        Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2012, year 2010 and year 2011, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Managed Municipals Fund Inc.	31

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

32	Western Asset Managed Municipals Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Western Asset Managed Municipals Fund Inc.	33

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

34	Western Asset Managed Municipals Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid to Common Stock Shareholders during the taxable year ended May 31, 2010:

Distributions Paid	June 2009 - November 2009	December 2009	January 2010 - May 2010
Tax-exempt interest	100.00%	95.83%	100.00%
Taxable ordinary income	—	4.17%*	—

Additionally, all distributions paid to auction rate cumulative preferred stockholders during the taxable year ended May 31, 2010 except for the taxable portion noted in the table below qualify as tax-exempt interest dividends for Federal income tax purposes.

Series:	Record Date	Payable Date	Tax-Exempt Portion	Taxable Portion
Series M	12/14/2009	12/15/2009	86.49%	13.51%*
Series T	12/15/2009	12/16/2009	87.36%	12.64%*
Series W	12/16/2009	12/17/2009	86.87%	13.13%*
Series H	12/17/2009	12/18/2009	86.87%	13.13%*
Series F	12/18/2009	12/21/2009	87.64%	12.36%*

*     Additionally, all of the taxable ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

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Western Asset

Managed Municipals Fund Inc.

Directors	Western Asset Managed Municipals Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadviser	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, NY 10017
Jeswald W. Salacuse
	Auction agent	New York Stock Exchange Symbol
Officers	Deutsche Bank	MMU
R. Jay Gerken, CFA	60 Wall Street
President and Chief Executive Officer	New York, NY 10005
Kaprel Ozsolak
Chief Financial Officer	Custodian
Ted P. Becker	State Street Bank and Trust Company
Chief Compliance Officer	1 Lincoln Street
Robert I. Frenkel	Boston, MA 02111
Secretary and
Chief Legal Officer	Transfer agent
Thomas C. Mandia	American Stock Transfer & Trust Company
Assistant Secretary	59 Maiden Lane
Steven Frank	New York, NY 10038
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•      Information we receive from you on applications and forms, via the telephone, and through our websites;

•      Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•      Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed Municipals Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010003 7/10 SR10-1133

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2009 and May 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,000 in 2009 and $44,200 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $14,200 in 2009 and $14,200 in 2010. These services consisted of procedures performed in connection with the calculations pursuant to the Funds Supplementary Creating & Fixing the Rights of Municipal Auction Rate Cumulative Preferred Stock dated April 7, 2002 as of April 30, 2007, May 31. 2007, April 30, 2008 and May 31, 2008 for Western Asset Managed Municipals Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Managed Municipals Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,600 in 2009 and $3,100 in 2010. These services consisted of (i)review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and  (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Managed Municipals Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Managed Municipals Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph(c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Managed Municipals Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Managed Municipals Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Managed Municipals Fund Inc. during the reporting period were $0 in 2010.

(h) Yes.  Western Asset Managed Municipals Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Managed Municipals Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENTINVESTMENT COMPANIES

PROXY VOTING — LMPFA & Western Asset Management Company (and affiliates)

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA” or “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Joseph Deane	Since 1993	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005;

Western Asset 385 East Colorado Blvd. Pasadena, CA 91101		prior to that time, Mr. Deane was with Citigroup Asset Management or one of its affiliates since 1972.

David Fare Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2004	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007

Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	106 registered investment companies with $174.2 billion in total assets under management	231 Other pooled investment vehicles with $105.5 billion in assets under management*	801 Other accounts with $182.6 on in total assets under management**

Stephen A. Walsh ‡	106 registered investment companies with $174.2 billion in total assets under management	231 Other pooled investment vehicles with $105.5 billion in assets under management*	801 Other accounts with $182.6 billion in total assets under management**

Joseph P. Deane ‡	25 registered investment companies with $28.1 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	14 Other accounts with $1.5 billion in total assets under management

David T. Fare ‡	16 registered investment companies with $13.8 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	14 Other accounts with $1.5 billion in total assets under management

Robert Amodeo ‡	25 registered investment companies with $28.1 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	14 Other accounts with $1.5 billion in total assets under management

*	Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 88 accounts managed, totaling $24.7 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis.

This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:	August 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:	August 3, 2010

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Managed Municipals Fund Inc.

Date:	August 3, 2010